UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-A

                      FOR REGISTRATION OF CERTAIN CLASSES OF
                   SECURITIES PURSUANT TO SECTION 12(B) OR (G)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


                                Signature Films
                    ------------------------------------------
              (Exact name of registrant as specified in its charter)


          Nevada                                       91-2021593
----------------------------------             ----------------------------
(State or other jurisdiction of                 (IRS Employer I.D. Number)
 incorporation or organization)

                                       7812
                           ---------------------------
                           Primary Standard Industrial
                               Classification Code



                           827 State Street, Suite 11
                            Santa Barbara, CA 93101
                             (805) 899-1299 (PHONE)
                              (805) 560-3608 (FAX)
                        -------------------------------
    (Address of Principal Executive Offices, including Registrant's zip code and telephone number)


                           827 State Street, Suite 11
                            Santa Barbara, CA 93101
                             (805) 899-1299 (PHONE)
                              (805) 560-3608 (FAX)
                          -----------------------------
          (Address of principal place of business or intended principal place of business)

                                Kenneth G. Eade
                           827 State Street, Suite 12
                            Santa Barbara, CA 93101
                             (805) 560-1308 (PHONE)
                              (805) 560-3608 (FAX)
                        -------------------------------
            (Name, address and telephone number of agent for service)

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SECURITIES TO BE REGISTERED UNDER SECTION 12(G) OF THE ACT:

                          COMMON STOCK, $.001 par value
                                 (Title of Class)

ITEM 1. Description of Registrant's Securities to be Registered.

This registration statement relates to common stock, $.001 par value, of Signature Films (Registrant.) A description of the common stock is contained under the heading "Description of Securities" in the Prospectus that constitutes a part of the Form SB-2 registration statement filed with the Securities and Exchange Commission (Registration No.: 24-4228), which prospectus shall be deemed to be incorporated by reference in to this registration statement.

ITEM 2. Exhibits

1.1 Specimen stock certificate (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No.: 24-4228.

2.1 Articles of incorporation of registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration No.: 24-4228.

2.2 By-laws of Registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration No.: 24-4228.


                                 Signature Films

Date: April 1, 2002               By: Agata Gotova
                                     --------------------------------
                                     Agata Gotova, President




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